UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 8, 2010

OVERTURE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-33924	98-0576724
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Maples Corporate Services Limited Ugland House Grand Cayman, Cayman Islands	KY1-1104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 736-1376

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS

OVERTURE ACQUISITION CORP. (“OVERTURE”) AND JEFFERSON NATIONAL FINANCIAL CORP. (“JNF”) CLAIM THE PROTECTION OF THE SAFE HARBOR FOR “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS ARE STATEMENTS THAT ARE NOT HISTORICAL FACTS. SUCH FORWARD-LOOKING STATEMENTS, BASED UPON THE CURRENT BELIEFS AND EXPECTATIONS OF MANAGEMENT OF OVERTURE AND JNF REGARDING, AMONG OTHER THINGS, OVERTURE’S PROPOSED BUSINESS COMBINATION DISCUSSED HEREIN AND THE BUSINESS OF JNF AND ITS SUBSIDIARIES, ARE SUBJECT TO RISKS AND UNCERTAINTIES, WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THE FORWARD-LOOKING STATEMENTS. THE FOLLOWING FACTORS, AMONG OTHERS, COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THOSE SET FORTH IN THE FORWARD-LOOKING STATEMENTS: (1) OVERTURE’S ABILITY TO COMPLETE ITS PROPOSED BUSINESS COMBINATION WITHIN THE SPECIFIED TIME LIMITS; (2) OFFICERS AND DIRECTORS ALLOCATING THEIR TIME TO OTHER BUSINESSES OR POTENTIALLY HAVING CONFLICTS OF INTEREST WITH OVERTURE’S BUSINESS OR IN APPROVING THE TRANSACTION; (3) SUCCESS IN RETAINING OR RECRUITING, OR CHANGES REQUIRED IN, OVERTURE’S OFFICERS, KEY EMPLOYEES OR DIRECTORS FOLLOWING THE TRANSACTION; (4) DELISTING OF OVERTURE’S SECURITIES FROM THE NYSE AMEX FOLLOWING THE TRANSACTION; (5) THE POTENTIAL LIQUIDITY AND TRADING OF OVERTURE’S PUBLIC SECURITIES; (6) OVERTURE’S REVENUES AND OPERATING PERFORMANCE; (7) CHANGES IN OVERALL ECONOMIC CONDITIONS; (8) ANTICIPATED BUSINESS DEVELOPMENT ACTIVITIES OF OVERTURE FOLLOWING THE TRANSACTION; (9) CHANGING INTERPRETATIONS OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, (10) CONTINUED COMPLIANCE WITH GOVERNMENT REGULATIONS, (11) CHANGING LEGISLATION OR REGULATORY ENVIRONMENTS (12) RISKS AND COSTS ASSOCIATED WITH REGULATION OF CORPORATE GOVERNANCE AND DISCLOSURE STANDARDS (INCLUDING PURSUANT TO SECTION 404 OF THE SARBANES-OXLEY ACT OF 2002); AND (13) OTHER RELEVANT RISKS DETAILED IN OVERTURE’S FILINGS WITH THE SEC AND THOSE FACTORS LISTED IN THE DEFINITIVE PROXY STATEMENT/PROSPECTUS UNDER “RISK FACTORS.”  THE INFORMATION SET FORTH HEREIN SHOULD BE READ IN LIGHT OF SUCH RISKS. NEITHER OVERTURE NOR JNF ASSUMES ANY OBLIGATION TO UPDATE THE INFORMATION CONTAINED IN THIS REPORT.

ON DECEMBER 10, 2009 OVERTURE FILED A REGISTRATION STATEMENT THAT CONTAINS A PRELIMINARY PROXY STATEMENT/PROSPECTUS WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTIONS AND ON JANUARY 8, 2010 OVERTURE FILED A DEFINITIVE PROXY STATEMENT/PROSPECTUS PURSUANT TO RULE 424(b)(2).  THE DEFINITIVE PROXY STATEMENT/PROSPECTUS WILL BE MAILED TO SHAREHOLDERS AND WARRANTHOLDERS, AS THE CASE MAY BE, AS OF JANUARY 7, 2010. SHAREHOLDERS, WARRANTHOLDERS AND OTHERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, WITHOUT CHARGE, BY DIRECTING A REQUEST TO OVERTURE IN WRITING AT, MAPLES CORPORATE SERVICES LIMITED, P.O. BOX 309, UGLAND HOUSE, GRAND CAYMAN KY1-1104, CAYMAN ISLANDS, OR BY TELEPHONE AT (646) 736-1376. FREE COPIES OF THESE DOCUMENTS CAN ALSO BE OBTAINED AT THE SEC’S INTERNET SITE (http://www.sec.gov).

OVERTURE, JNF AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETINGS OF OVERTURE’S SHAREHOLDERS AND OVERTURE’S WARRANTHOLDERS TO BE HELD TO APPROVE THE PROPOSED TRANSACTIONS. THE UNDERWRITERS OF OVERTURE’S INITIAL PUBLIC OFFERING MAY PROVIDE ASSISTANCE TO OVERTURE, JNF AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS, AND MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES. A SUBSTANTIAL PORTION OF THE UNDERWRITERS’ FEES RELATING TO OVERTURE’S INITIAL PUBLIC OFFERING WERE DEFERRED PENDING STOCKHOLDER APPROVAL OF OVERTURE’S INITIAL BUSINESS COMBINATION, AND SHAREHOLDERS ARE ADVISED THAT THE UNDERWRITERS HAVE A FINANCIAL INTEREST IN THE SUCCESSFUL OUTCOME OF THE PROXY SOLICITATION. INFORMATION ABOUT OVERTURE’S DIRECTORS AND EXECUTIVE OFFICERS IS AVAILABLE IN ITS ANNUAL REPORT. ADDITIONAL INFORMATION REGARDING THE INTERESTS OF POTENTIAL PARTICIPANTS IS INCLUDED IN THE DEFINITIVE PROXY STATEMENT/PROSPECTUS.

THE INFORMATION ON JNF’S WEBSITE IS NOT, AND SHALL NOT BE DEEMED TO BE, A PART OF THIS CURRENT REPORT OR INCORPORATED IN FILINGS OVERTURE MAKES WITH THE SEC.

THIS COMMUNICATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES, NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY JURISDICTIONS IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION. NO OFFERING OF SECURITIES SHALL BE MADE EXCEPT BY MEANS OF A PROSPECTUS MEETING THE REQUIREMENTS OF SECTION 10 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Item 8.01.    Other Information.

On January 11, 2010, Overture Acquisition Corp. (the “Company”) announced that its registration statement on Form S-4, as amended, was declared effective by the Securities and Exchange Commission (the “SEC”) on January 8, 2010.  A copy of the proxy statement/prospectus is available at the SEC’s website at www.sec.gov.

A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information furnished under this Item, including the exhibit related thereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of the Company, except as shall be expressly set forth by specific reference in such document.

Item 9.01.    Financial Statements and Exhibits.

(d)               Exhibits

99.1	Press release dated January 11, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 11, 2010	OVERTURE ACQUISITION CORP.

	By:	/s/ Marc J. Blazer
Name: Marc J. Blazer
Title: President

Exhibit Index

99.1           Press release dated January 11, 2010